UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

POTNETWORK HOLDINGS, INC.
(Name of Registrant As Specified In Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No:

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4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF POTNETWORK HOLDINGS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

POTNETWORK HOLDINGS, INC.

3531 Griffin Road

Ft. Lauderdale, FL 33312

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the following action has been approved pursuant to the written consent of the holders of a majority of the voting power of the outstanding shares of preferred and common stock of PotNetwork Holdings, Inc., a Colorado corporation (the “Company,” “we,” “us,” or “our”) dated February 22, 2022, in lieu of a special meeting of the stockholders and in accordance with Colorado law:

To amend the Company’s Articles of Incorporation, to change the name of the Company to “Diamond Wellness Holdings, Inc.”

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been (1) posted on the website of the Company at www.potnetworkholding.com; and (2) published in the form of a press release distributed and appearing on customary business news information websites, in order to communicate the amendment herein to the stockholders. The Company anticipates that the amendments described will be affected on or before the close of business on June 15, 2022.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

By order of the Board of Directors
February 22, 2022

/s/ Sohail Quraeshi
Sohail Quraeshi,
Chief Executive Officer, Principal Executive Officer

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POTNETWORK HOLDINGS, INC.

3531 Griffin Road

Ft. Lauderdale, FL 33312

INFORMATION STATEMENT

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This information statement is being furnished in connection with the action by written consent of stockholders taken without a meeting of a proposal to approve the actions described in this information statement. We are distributing this information statement to our stockholders of record as of February 22, 2022 (the “Record Date”) by (1) posting it on the website of the Company at www.potnetworkholding.com; and (2) publishing it in the form of a press release distributed and appearing on customary business news information websites.

What is the Purpose of the Information Statement?

This Information Statement is being furnished pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the Company’s stockholders as of the Record Date of a specific corporate actions to be taken pursuant to the consents or authorizations of stockholders representing a majority of the voting rights of the Company’s outstanding common stock.

What actions were taken by written consent?

On February 22, 2022 we obtained consent from holders of a majority of the common stock of the Company in favor of the corporate matter outlined in this Information Statement, which is the approval of an amendment to the Company’s Articles to change its name to “Diamond Wellness Holdings, Inc.”

How many shares of voting stock were outstanding on the date of the consent?

On the date of the consent, that being the date we received the consent of the holders of a majority of the voting power of our stockholders, there were 909,974,924 shares of Common Stock, par value $0.00001, and 34,289 shares of the Company’s Series A Preferred Stock, par value $0.00001 (the “Series A Preferred Stock”), issued and outstanding.

Who is Entitled to Notice?

Each holder of an outstanding share of Common Stock, as of the Record Date, is entitled to notice of each matter voted upon.

What vote was obtained to approve the amendment to the Articles described in this Information Statement?

We obtained the approval of the holders of 92,401,438 shares of Common Stock and holders of 34,289 shares of the Company’s Series A Preferred Stock, or approximately 80% of the voting power of our stockholders. The stockholders that approved the amendment to our Articles are holders of both Common Stock and Series A Preferred Stock of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of February 22, 2022 by (i) each person who is known by us to beneficially own more than 5% of the Company’s Common Stock; (ii) each of the Company’s officers and directors; and (iii) all of the Company’s officers and directors as a group as of February 22, 2022.

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Beneficial ownership has been determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common Stock beneficially owned, and percentage ownership is based on 909,974,924 shares outstanding on the Record Date and assuming the exercise of any options or warrants or conversion of any convertible securities held by such person, which are presently exercisable or will become exercisable within 60 days of the Record Date.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

Common Stock Name and Address of Beneficial Owner (1)	Direct	Indirect	Total	Percentage of Class

Executive Officers and Directors
Gary Blum (2)	2,000,000	-0-	2,000,000	.22%
Sohail Quraeshi (2)	-0-	-0-	-0-	-0-
Prashant Shah (2)	-0-	-0-	-0-	-0-
Ray Smith (2)	-0-	-0-	-0-	-0-
Yury Shmerlis (2)	-0-	-0-	-0-	-0-
Officers and Directors as a Group	2,000,000	-0-	2,000,000	.22%

Other 5% Holders
Elinor Taieb	64,651,438	-0-	64,651,438	7.10%

Class A Preferred Stoc (4)	Direct	Indirect	Total	Percentage of Class
Kevin Hagen	20,742	-0-	20,742	60.4%
Elinor Taieb	13,547	-0-	13,597	39.5%

(1)	Based on a total of issued and outstanding shares as of February 22, 2022 of 909,974,924.
(2)	The address of each officer is 3531 Griffin Road, Fort Lauderdale, Florida 33312
(3)

Each share of Class A preferred stock is convertible into 0.01% of the total number of shares of Common Stock outstanding at the Conversion Time. On any matter presented to the shareholders of the Corporation for their action or consideration at any meeting of shareholders of the Corporation (or by written consent of shareholders in lieu of meeting), each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the record date for determining shareholders entitled to vote on such matter. Except as provided by law or by the other provisions of the Articles of Incorporation, holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.

Based on the preceding and upon a total quantity of issued and outstanding shares as of September 27, 2021 of 909,974,924, each share of Class A preferred stock is convertible into 90,997 shares of common stock. As a result, if each of the two Class A preferred shareholders listed were able to convert 100% of each’s Class A preferred stock, Kevin Hagen, who holds 20,742 Class A preferred shares, would receive 1,887,459,774 shares of common stock; and Elinor Taieb, who holds 13,547 Class A preferred shares, would receive 1,232,736,359 shares of common stock.

ACTION I

TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “DIAMOND WELLNESS HOLDINGS, INC.”

On February 16, 2022 our Board of Directors and on February 22, 2022, the holders of a majority of the voting power of our stockholders approved an amendment to the Company’s Articles of Incorporation (the “Articles”), to change the name of the Company to “Diamond Wellness Holdings, Inc.”. This action will become effective upon the filing of the amendment to our Articles with the Secretary of State. We will file the amendment to our Articles to effect the name change (the “Authorization Amendment”) approximately (but not less than) 20 days (the “Waiting Period”) after the definitive information statement is communicated to our stockholders via the later date of the publication of the information statement on the Company’s website, and publication of a press release informing our stockholders of the amendment on appropriate business media.

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The form of articles of amendment to be filed with the Secretary of State is set forth as Appendix A (subject to any changes required by applicable law) to this information statement.

Effects of the Authorization Amendment

The Board of Directors of the Company believe a change of the name of the Company is timely in order to reflect a forthcoming augmented business plan and strategy. Following the implementation of the name change with the Secretary of State of Colorado following the Waiting Period, the Company by necessity will institute the process with the Financial Regulatory Authority (“FINRA”) for a change of its name and trading symbol in the Over-The-Counter market.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecasted in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

By order of the Board of Directors

May 5, 2022

/s/ Sohail Quraeshi

Sohail Quraeshi,

Chief Executive Officer, Principal Executive Officer

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Appendix A

POTNETWORK HOLDINGS, INC.

Articles of Amendment

Pursuant to the provisions of Title 7 of the Colorado Revised Statutes of the State of Colorado, POTNETWORK HOLDINGS, INC., a Colorado corporation, does hereby amend its Articles of Incorporation.

1. The name of the corporation whose Articles of Incorporation are being amended by these Articles of Amendment is PotNetwork Holdings, Inc., a Colorado corporation.

2. After the filing and effectiveness pursuant to the Colorado Business Corporations Act of these Articles of Amendment the Articles of Incorporation of the Corporation, at 12:01 am on June 15, 2022 (the "Effective Time"), Paragraph 1 of the Corporation's Articles of Incorporation is hereby amended to read in its entirety as follows:

“1. Entity Name.

The name of the corporation is “Diamond Wellness Holdings, Inc.”

3. The amendment to the Articles of Incorporation of PotNetwork Holdings, Inc., a Colorado corporation, set forth in paragraph 2 above was duly adopted by the Board of Directors of the corporation as of February 16, 2022. The amendment was duly adopted by the shareholders on February 22, 2022. The number of votes cast for the amendment by the shareholders was sufficient for approval.

In witness whereof, the corporation, by and through its undersigned officer thereunto duly authorized, has executed these Articles of Amendment on February 22, 2022.

POTNETWORK HOLDINGS, INC.

By: /s/ Sohail Quraeshi

Sohail Quraeshi

Chief Executive Officer, Chief Principal Officer

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